Exhibit 99.1

Notes to Footnote 2:

The following table sets forth the number of shares of Series A Convertible Preferred Stock held by North Bridge
Venture Partners V-A, L.P. and North Bridge Venture
Partners V-B, L.P. and the number of shares of Common
Stock issuable upon conversion of such shares. In its capacity as sole General Partner of each of North
Bridge Venture Partners V-A, L.P. and North Bridge
Venture Partners V-B, L.P., North Bridge Venture
Management V, L.P. may be deemed to own beneficially the shares listed in the table below. Each share of Series A Convertible Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein.

Holder         Shares of Series A         Shares of Common
	       Convertible Preferred      Stock Issuable
	       Stock held by the          Upon Conversion
	       Holder		          of the Series A
					  Convertible
					  Preferred Stock

North Bridge
Venture
Partners
V-A, L.P.      1,257,739                  1,257,739

North Bridge
Venture
Partners
V-B, L.P.      617,261			   617,261


Notes to Footnote 3:

The following table sets forth the number of shares of Series B Convertible Preferred Stock held by North Bridge
Venture Partners V-A, L.P. and North Bridge Venture
Partners V-B, L.P. and the number of shares of Common
Stock issuable upon conversion of such shares. In its capacity as sole General Partner of each of North
Bridge Venture Partners V-A, L.P. and North Bridge
Venture Partners V-B, L.P., North Bridge Venture
Management V, L.P. may be deemed to own beneficially the shares listed in the table below. Each share of Series B Convertible Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein.

Holder         Shares of Series B         Shares of Common
	       Convertible Preferred      Stock Issuable
	       Stock held by the          Upon Conversion
	       Holder		          of the Series B
					  Convertible
					  Preferred Stock

North Bridge
Venture
Partners
V-A, L.P.      713,610                     713,610

North Bridge
Venture
Partners
V-B, L.P.      350,219			   350,219


Notes to Footnote 4:

The following table sets forth the number of shares of Series C Convertible Preferred Stock held by North Bridge
Venture Partners V-A, L.P. and North Bridge Venture
Partners V-B, L.P. and the number of shares of Common
Stock issuable upon conversion of such shares. In its capacity as sole General Partner of each of North
Bridge Venture Partners V-A, L.P. and North Bridge
Venture Partners V-B, L.P., North Bridge Venture
Management V, L.P. may be deemed to own beneficially the shares listed in the table below. Each share of Series C Convertible Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein.

Holder         Shares of Series C         Shares of Common
	       Convertible Preferred      Stock Issuable
	       Stock held by the          Upon Conversion
	       Holder		          of the Series C
					  Convertible
					  Preferred Stock

North Bridge
Venture
Partners
V-A, L.P.      1,018,268                  1,018,268

North Bridge
Venture
Partners
V-B, L.P.      499,737			   499,737


Notes to Footnote 5:

The following table sets forth the number of shares of Series D Convertible Preferred Stock held by North Bridge
Venture Partners V-A, L.P. and North Bridge Venture
Partners V-B, L.P. and the number of shares of Common
Stock issuable upon conversion of such shares. In its capacity as sole General Partner of each of North
Bridge Venture Partners V-A, L.P. and North Bridge
Venture Partners V-B, L.P., North Bridge Venture
Management V, L.P. may be deemed to own beneficially the shares listed in the table below. Each share of Series D Convertible Preferred Stock is convertible into one share of Common Stock. The reporting person disclaims beneficial ownership of such securities except to the extent of its pecuniary interest therein.

Holder         Shares of Series D         Shares of Common
	       Convertible Preferred      Stock Issuable
	       Stock held by the          Upon Conversion
	       Holder		          of the Series D
					  Convertible
					  Preferred Stock

North Bridge
Venture
Partners
V-A, L.P.      91,104                      91,104

North Bridge
Venture
Partners
V-B, L.P.      44,710			   44,710